UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2012

ASSURANCEAMERICA CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Nevada	0-06334	87-0281240
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification Number)

RiverEdge One, Suite 600 5500 Interstate North Parkway Atlanta, Georgia		30328
(Address of principal executive offices)		(Zip Code)

(770) 925-0200 x 6259

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Other Events

On March 7, 2012, AssuranceAmerica Corporation (the “Company”) announced that it is again postponing for at least sixty (60) days the 10,000-to-one reverse stock split of the Company’s common stock described in the Schedule 13E-3 Transaction statement filed by the Company with the Securities and Exchange Commission on November 4, 2011 and amended by Amendment No. 1 thereto on November 18, 2011, as well as the going private transaction discussed therein.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press Release dated March 7, 2012, issued by Registrant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 7, 2012	ASSURANCEAMERICA CORPORATION

	By:	/s/ Mark H. Hain
Mark H. Hain, EVP, SEC and General Counsel